UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2006

AutoNation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 SE 6th Street, Ft. Lauderdale, Florida		33301
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 769-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2006, the Board of Directors of AutoNation, Inc. (the "Company") approved an extension of J. Alexander McAllister’s appointment as Interim Chief Financial Officer and Vice President – Corporate Controller through March 31, 2007. Mr. McAllister has agreed to extend his service with the Company as Interim Chief Financial Officer and Vice President – Corporate Controller through such date. The Company is conducting a national search for a new Chief Financial Officer, and expects to appoint a new Chief Financial Officer in the first quarter of 2007.

As previously reported on a current report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 27, 2006, Mr. McAllister, who was serving as the Company’s Vice President and Corporate Controller at the time, was appointed to serve as Interim Chief Financial Officer from September 1, 2006 until December 31, 2006 (in addition to continuing to serve as Vice President – Corporate Controller). Mr. McAllister also had previously announced his decision to retire from the Company on December 31, 2006.

During Mr. McAllister’s tenure as the Company’s Interim CFO, Mr. McAllister’s base salary is $260,000 and he is eligible to receive a bonus payout under the Company’s annual bonus program for 2006 with a target pay-out of 40% of his base salary. The actual bonus pay-out will be based on the financial performance of the Company against corporate metrics designed to incentivize management to improve the Company’s operating performance and to use capital to generate high returns. In addition, on December 18, 2006, the Compensation Committee of the Company’s Board of Directors approved a retention bonus in the amount of $100,000 payable to Mr. McAllister on March 31, 2007, provided that Mr. McAllister serves as Interim Chief Financial Officer and Vice President – Corporate Controller until March 31, 2007 (or on an earlier date if both a new Chief Financial Officer and Corporate Controller are appointed). Mr. McAllister will not be eligible to participate in the Company’s annual bonus program in 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoNation, Inc.

December 22, 2006	By:	/s/ Jonathan P. Ferrando

Name: Jonathan P. Ferrando
Title: Executive Vice President, General Counsel and Secretary